THE NOTTINGHAM INVESTMENT TRUST II

THE BROWN CAPITAL MANAGEMENT FUNDS

The Brown Capital Management Mid-Cap Fund
The Brown Capital Management Small Company Fund
The Brown Capital Management International Equity Fund

Supplement to the Statement of Additional Information

April 6, 2010

This Supplement to the Statement of Additional Information dated July 29, 2009 for The Brown Capital Management Funds, each a series of The Nottingham Investment Trust II, updates the Statement of Additional Information to include the information described below.  For further information, please contact the Funds toll-free at 1-877-892-4BCM (1-877-892-4226).  You may obtain additional copies of the Prospectus and Statement of Additional Information, free of charge, by writing to the Funds at Post Office Box 4365, Rocky Mount, North Carolina 27803, or calling the Funds at the toll-free number above.

The section of the Statement of Additional Information entitled “Investment Limitations” is being amended to remove The Brown Capital Management International Equity Fund’s non-fundamental operating restriction regarding investments in restricted securities.  In connection with the removal of this operating restriction, the following paragraph is being added to the section of the Statement of Additional Information entitled “Other Investment Policies”:

Restricted Securities.  Although not part of its principal investment strategies, The Brown Capital Management International Equity Fund is permitted to purchase restricted securities within its limitation on investments in illiquid securities.  Restricted securities generally can only be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering.  Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.  If adverse market conditions were to develop during such a period, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.  Restricted securities, which can be offered and sold to qualified institutional buyers under Rule 144A of the 1933 Act (“144A Securities”), and that are determined to be liquid under guidelines adopted by and subject to the supervision of the Trustees are not subject to the limitations on illiquid securities.

Investors Should Retain This Supplement for Future Reference